Exhibit 99.2

First Quarter 2022 Results and Outlook May 3, 2022 Leading the CLEAN ENERGY TRANSFORMATION

2 Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b - 6 of the Securit ies Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. All forward - looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS E nergy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward - looking statements should be read in conjunction with “FO RWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10 - K and as upda ted in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Consumers Energy’ s “ FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important fa cto rs that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Ene rgy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances af ter the date hereof. The presentation also includes non - GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. Investors and others should note that CMS Energy routinely posts important information on its website and considers the Inves tor Relations section, www.cmsenergy.com/investor - relations, a channel of distribution. Presentation endnotes are included after the appendix. 2

3 Simple Investment Thesis . . . . . . is simpler, cleaner and leaner. Infrastructure Renewal Constructive Legislation Strong Cash Flow & Balance Sheet Clean Energy Leader Diversified Service Territory Nearly two decades of industry - leading financial performance Affordable Prices Industry - leading net zero commitments Excellence through the Top - tier regulatory jurisdiction a Premium total shareholder r eturn 6% to 8% adjusted EPS growth + ~3% dividend yield Presentation endnotes are included after the appendix.

4 Settled 2021 IRP vs. Prior Plan . . . . . . accelerates decarbonization and provides significant customer savings. Presentation endnotes are included after the appendix. Key Objectives 2021 IRP 2018 IRP • Exit Coal Operations By 2025 By 2040 Retire: Karn 1&2 Campbell 1&2/3 2023 2025 2023 2031/39 • Reliable, Affordable, Capital Upside Covert $815M / >1 GW RFP PPAs ~700 MW No new dispatchable units • Expanded Clean Energy Investment New solar Solar ownership FCM on PPAs Energy efficiency Battery ~8 GW Same Same Same Beginning in 2024 ~6 GW 50/50 (own/PPA) After - tax WACC 1.1 GW Beginning in 2032 • Regulatory Asset Treatment Reg. asset treatment 9% ROE Securitization of retired units ~60% carbon emission reduction by 2025 a One of the 1 st in the nation ~$600M in customer savings b

5 Net Zero Commitments Drive Decarbonization . . . . . . a nd s upport growth while delivering on the Clean Energy Transformation. Zero coal Zero coal ~60% carbon emissions reduction a Net zero methane emissions for our gas delivery system and 20% gas customer emissions reduction b Accelerating vintage main and service replacements Renewable natural gas Net zero carbon emissions for our electric business (includes PPAs and MISO market purchases) Adding ~8 GW of new solar and ~2.5 GW of demand - side resources Net zero GHG emissions for our entire natural gas system (i ncludes customer and supplier emissions) Hydrogen fuel mix opportunities Carbon offsets 2030 2040 2050 2025 Presentation endnotes are included after the appendix.

6 Commentary Amount Solid First Quarter . . . . . . demonstrates confidence in full - year earnings guidance. Q1 2022 Results Adjusted EPS Dividend Per Share (DPS) Paid $1.20 46 ¢ Ahead of plan Consistent growth Adjusted EPS Guidance Annual DPS $2.85 – $2.89 $1.84 Premium growth Up 10¢ vs. 2021 Adjusted EPS Growth DPS Growth 5 - yr Capital Plan +6% to +8% +6% to +8% $14.3B Toward the high end Committed to growth Excludes IRP upside Long - term Outlook 2022 Outlook IRP strengthens and lengthens Plan

7 2022 Adjusted EPS . . . . . . managing through COVID - 19 risks. . . . supports premium growth. First Three Months 11 ¢ Nine Months To - Go 9¢ – 13 ¢ Presentation endnotes are included after the appendix. 2021 Weather Rates & Investment Customer Initiatives Usage, Enterprises, Tax & Other Normal Weather Rates & Investment Cost Savings & Normalized Storms Usage, Enterprises, Tax & Other 2022 $2.85 – $2.89 16 ¢ $2.65 3 ¢ (2)¢ (9)¢ 10¢ (17)¢ – (21)¢ (6)¢ 29¢ First Quarter $ 1.20 First Quarter $ 1.09 2021 2022 Reported EPS $1.21 $1.21 Adjustments a (0.12) (0.01) Adjusted EPS a $ 1.09 $ 1.20 First Quarter EPS Results

8 2022 Michigan’s Strong Regulatory Construct . . . Gas . . . ensures forward - looking visibility. 2021 Integrated Resource Plan (IRP) Electric Dec. 22 nd : Final Order $59M a 9.9% ROE U - 20963 x By Oct.: Expected Final Order Gas Q1 2023: Expected Final Order Jun. 30 th : Filed IRP U - 21090 x Filed Dec. 1 st : Updated $233M 10.25% ROE U - 21148 x Presentation endnotes are included after the appendix. Gas stay - out - Amortization of gas tax benefits c in 2021 of ~$35M and 2022 of ~$75M Apr. 20 th : Filed Settlement Agreement IRP U - 21090 x Apr. 28 th : Filed $272M b 10.25% ROE U - 21224 x Late June: Expected MPSC Order IRP U - 21090

9 De - risking Inflationary Pressures . . . . . . with opportunities for near - and long - term savings. Presentation endnotes are included after the appendix. Near - term Risk Mitigation PLUS PRODUCTIVITY Episodic Cost Savings x Executed 5 - yr union contracts in 2020 (>40% unionized) x 95% non - union retention rate a x Manageable supply chain risk x ~90% of material costs capitalized x Modular solar build - out x Owned generation hedges market volatility x Manageable power supply costs x Leverage gas storage assets Labor Materials Commodities Global Risks Countermeasures 2022 2023 2025 2025 Palisades retirement Karn 1&2 coal unit retirements (adj. O&M savings b ) MCV contract change Campbell coal unit retirements (adj. O&M savings b ) > $90M $30M >$60M >$60M Year Event Savings >$200M identified future cost savings

10 10 Q&A Thank You!

11 11 Appendix

12 Utility Sales Continue to Recover . . . . . . w ith supportive economic backdrop in Michigan . Weather - Normalized Electric Deliveries a Residential Commercial Industrial Total (1.3)% 7.8% 2.1 % b 2.7% b Presentation endnotes are included after the appendix. (Q1 2022 vs. Q1 2021) Economic Development Electric Customers Gas Customers ~1% ~1% (5 - Yr Avg. Customer Count) Residential Customer Growth 2016 – 2021 2016 2017 2018 2019 2020 2021 105 MW 126 MW 75 MW 45 MW 101 MW 69 MW Attracted > 500 MW of new or expanding business to our service territory since 2015 • $1B of state incentives • New energy intensive economic development rate Legislative Support

13 2022 Sensitivities . . . . . . r eflect effective risk mitigation. Presentation endnotes are included after the appendix. Full - Year Impact Sensitivity Adj. EPS OCF Sales a Electric (~37,000 GWh) Gas (~304 Bcf ) + + 1% 1 + + ( ¢) 7 3 + + ($M) 27 13 Gas Prices + 50 ¢ + 0 + 60 Utility Earned ROE Electric Gas + + 10 bps 10 + + 2 1 + + 8 5 Interest Rates + 25 bps 1 1 Effective Tax Rate (10%) + 100 bps 3 0 + + + + Electric Residential Commercial Industrial 4¢ 2½ 2½¢ (1% Full Year in Volume) 2022 Adj. EPS Sensitivities Gas ½ ½ ½ Impact Electric ~$6½/ Month ($10/MWh) Electric PSCR Residential Bill Sensitivity Impact Gas ($1/Mcf) Gas Price Residential Bill Sensitivity ~$7½/ Month <

14 2022 Plan ($M) Consumers Energy: First Mortgage Bonds $800 CMS Energy: Hybrid / Continuous Preferred None Planned Equity -- Retirements (incl. term loans): Consumers Energy -- CMS Energy -- Existing Facilities $850M (Jun - 2024) $550M (Jun - 2024) $250M (Nov - 2023) Consumers Energy CMS Energy Financings 2022 Planned Financings . . . $2.0 B a of net liquidity position with no commercial paper outstanding (as of 3/31/22) . . . fund customer investment and provide ample liquidity . Presentation endnotes are included after the appendix. $56M contracted

15 . Ratings Drivers Credit Metrics Maintained . . . Consumers Energy CMS Energy • Strong financial position • Growing operating cash flow • Constructive return on regulated investment • Supportive regulatory environment • Lower business risk Senior Secured Commercial Paper Outlook Senior Unsecured Junior Subordinated Outlook Last Review A A - 2 Stable BBB BBB - Stable Mar. 2022 A1 P - 2 Stable Baa2 Baa3 Stable Sep . 2021 A+ F - 2 Stable BBB BB+ Stable Mar. 2022 S&P Moody’s Fitch . . . at solid investment - grade levels.

16 Renewables & Storage Solar 4.5 GW by 2030, ~8.0 GW by 2040 Battery >0.5 GW by 2040 (75 MW beginning in 2024) Wind ~0.8 GW pre - 2025 (approved via RPS) Customer Programs By 2030 Energy Efficiency ~1.1 GW Demand Response >0.7 GW Conservation Voltage Reduction >0.1 GW Coal Karn 1&2 ~0.5 GW retired in 2023 (securitized) Campbell 1 - 3 ~1.4 GW retired in 2025 (reg. asset at 9% ROE) Natural Gas & Peaking Units Zeeland & Jackson ~1.5 GW (owned & continued operations) Covert ~1.2 GW acquired in 2023 Karn 3&4 ~1.2 GW retired in 2031 Other Future PPAs ~0.7 GW in 2025 (0.5 GW dispatchable) x Accelerate decarbonization x Exit coal operations by 2025 x Reliable, affordable, capital upside x Expanded clean energy investment Key IRP Components a . . . . . . e nsure reliability, resilience and affordability. Delivering Across the Triple Bottom Line Presentation endnotes are included after the appendix.

17 17 Endnotes

18 18 Slide 3: a UBS Research, 2022 state rankings and D.C. Slide 4: a From 2005 baseline including utility - owned generation, PPAs and MISO purchases, post coal retirements b 2021 IRP vs. prior plan Slide 5: a From 2005 baseline including utility - owned generation, PPAs and MISO purchases, post coal retirements b Carbon emissions from a 2020 baseline for natural gas end - use customers Slide 7: a See GAAP reconciliation on slide 21 Slide 8: a Excludes $27M of lower depreciation expense previously approved and includes revised MPSC order approving ~$5M of depreciation expense i n March of 2022 b $272M request includes $6M surcharge for the recovery of distribution investments made in 2021 that exceeded what was authori zed in rates c Rate relief equivalent Slide 9: a Consumers Energy, non - union employees, average 3 - yr retention rate b Excludes potential fuel savings Slide 12: a Q1 2022 over Q1 2021 change in GWh, excludes ROA and other b Excludes one large, low - margin industrial customer Slide 13: a Reflects 2022 sales forecast; weather - normalized Slide 14: a $1,606M in available revolvers + $446M of unrestricted cash - $ 16 M of cash at Aviator Wind and other; excludes proceeds from the sale of EnerBank Slide 16: a Capacity references are in nameplate Presentation Endnotes

19 19 GAAP Reconciliation CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non - GAAP) basis and provides forward - lo oking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income refer to net income available t o c ommon stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring cos ts, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark - to - market adjustments recognized in net income related t o CMS Enterprises’ interest expense, or other items. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate th e impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providi ng reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in under sta nding our business results, rather than as a substitute for the reported earnings.

20 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income (Unaudited ) Net Income Available to Common Stockholders $ 351 $ 349 Reconciling items: Disposal of discontinued operations gain (5) - Tax impact 1 - Discontinued operations income - (43) Tax impact - 9 Other exclusions from adjusted earnings** (1) (1) Tax impact * * Adjusted net income – non-GAAP $ 346 $ 314 Average Common Shares Outstanding Diluted 289.9 289.1 Diluted Earnings Per Average Common Share Reported net income per share $ 1.21 $ 1.21 Reconciling items: Disposal of discontinued operations gain (0.01) - Tax impact * - Discontinued operations income - (0.15) Tax impact - 0.03 Other exclusions from adjusted earnings** (*) (*) Tax impact * * Adjusted net income per share – non-GAAP $ 1.20 $ 1.09 * Less than $0.5 million or $0.01 per share. ** In Millions, Except Per Share Amounts Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark-to-market adjustments, recognized in net income related to CMS Enterprises’ interest expense, or other items. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings. Three Months Ended 3/31/22 3/31/21 Includes restructuring costs and unrealized gains or losses, recognized in net income, from mark-to-market adjustments related to CMS Enterprises' interest expense.

21 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income by Quarter (Unaudited ) Net Income Available to Common Stockholders $ 351 Reconciling items: Electric utility and gas utility - Tax impact - Enterprises (1) Tax impact * Corporate interest and other - Tax impact - Disposal of discontinued operations gain (5) Tax impact 1 Adjusted Net Income – Non-GAAP $ 346 Average Common Shares Outstanding – Diluted 289.9 Diluted Earnings Per Average Common Share $ 1.21 Reconciling items: Electric utility and gas utility - Tax impact - Enterprises (*) Tax impact * Corporate interest and other - Tax impact - Disposal of discontinued operations gain (0.01) Tax impact * Adjusted Diluted Earnings Per Average Common Share – Non-GAAP $ 1.20 Net Income Available to Common Stockholders $ 349 $ 176 $ 186 $ 637 Reconciling items: Electric utility and gas utility - - - 29 Tax impact - - - (7) Enterprises (1) * (*) * Tax impact * (*) * (*) Corporate interest and other - (*) - * Tax impact - * - (*) Disposal of discontinued operations (gain) loss - 5 3 (665) Tax impact - (1) (1) 145 Discontinued operations income (43) (30) (42) - Tax impact 9 8 10 - Adjusted Net Income – Non-GAAP $ 314 $ 158 $ 156 $ 139 Average Common Shares Outstanding – Diluted 289.1 289.4 289.6 289.7 Diluted Earnings Per Average Common Share $ 1.21 $ 0.61 $ 0.64 $ 2.20 Reconciling items: Electric utility and gas utility - - - 0.10 Tax impact - - - (0.03) Enterprises (*) * (*) * Tax impact * (*) * (*) Corporate interest and other - (*) - * Tax impact - * - (*) Disposal of discontinued operations (gain) loss - 0.02 0.01 (2.30) Tax impact - (0.01) (*) 0.50 Discontinued operations income (0.15) (0.10) (0.14) - Tax impact 0.03 0.03 0.03 - Adjusted Diluted Earnings Per Average Common Share – Non-GAAP $ 1.09 $ 0.55 $ 0.54 $ 0.47 * Less than $0.5 million or $0.01 per share. In Millions, Except Per Share Amounts 2022 1Q In Millions, Except Per Share Amounts 2021 1Q 2Q 3Q 4Q